EM Capital India Gateway Fund

Class-A Shares

Class-C Shares

Class-I Shares

a series of the Northern Lights Fund Trust

Supplement dated April 30, 2009

to Prospectus dated September 8, 2008

As of the close of business on April 30, 2009, the EM Capital India Gateway Fund (the “Fund”) will close to new investments. The Fund will not take purchases from new or existing shareholders. In addition, shareholders of record on April 30, 2009 that are participating in the Automatic Investment Plan and/or the dividend reinvestment plan may not add to their existing accounts through those plans. Dividends and distributions will be paid in cash. The Fund will continue to honor redemption requests, including those made under the Automatic Withdrawal Plan. The Fund reserves the right to change this policy and reopen to new investments.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 8, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-611-4967.

Please retain this Supplement for future reference.

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